Exhibit 4.2

INTERNATIONAL FLAVORS & FRAGRANCES INC.

as Issuer

and

U.S. BANK NATIONAL ASSOCIATION

as Trustee

FIFTH SUPPLEMENTAL INDENTURE

Dated as of September 26, 2018

to

BASE INDENTURE

Dated as of March 2, 2016

$300,000,000 3.400% SENIOR NOTES DUE 2020

$400,000,000 4.450% SENIOR NOTES DUE 2028

$800,000,000 5.000% SENIOR NOTES DUE 2048

	TABLE OF CONTENTS

		Page
	ARTICLE I

	DEFINITIONS

SECTION 1.01.	Definitions of Terms.	1

	ARTICLE II

	THE NOTES

SECTION 2.01.	Designation and Terms of the Notes.	6
SECTION 2.02.	Currency and Denomination.	7
SECTION 2.03.	Form of Notes.	8
SECTION 2.04.	Registrar and Paying Agent.	8
SECTION 2.05.	Place of Payment; Transfer and Exchange.	8
SECTION 2.06.	No Sinking Fund.	8
SECTION 2.07.	No Guarantee.	8

	ARTICLE III

	REDEMPTION AND REPURCHASE OF THE NOTES

SECTION 3.01.	Optional Redemption by the Company.	9
SECTION 3.02.	Offer to Repurchase Upon Change of Control Triggering Event.	9
SECTION 3.03.	Special Mandatory Redemption.	10

	ARTICLE IV

	COVENANTS

SECTION 4.01.	Additional Covenants.	12
SECTION 4.02.	Limitations on Sale and Lease-Back Transactions.	13

	ARTICLE V

SECTION 5.01.	General.	14
SECTION 5.02.	Other Coin or Currency Units.	14

	ARTICLE VI

	MISCELLANEOUS

SECTION 6.01.	Ratification of Indenture.	14
SECTION 6.02.	Counterparts.	14
SECTION 6.03.	Separability.	14
SECTION 6.04.	Governing Law; Jury Trial Waiver.	14
SECTION 6.05.	Conflicts with Trust Indenture Act.	15
SECTION 6.06.	Effect of Headings.	15
SECTION 6.07.	Effect on Successors and Assigns.	15

	TABLE OF CONTENTS (continued)

		Page
SECTION 6.08.	Patriot Act.	15
SECTION 6.09.	Trustee Disclaimer; Incorporation by Reference.	15

EXHIBIT A-1 —	Form of 2020 Notes	A-1-1
EXHIBIT A-2 —	Form of 2028 Notes	A-2-1
EXHIBIT A-3 —	Form of 2048 Notes	A-3-1

FIFTH SUPPLEMENTAL INDENTURE, dated as of September September 26, 2018 (this “Supplemental Indenture”), between International Flavors & Fragrances Inc., a New York corporation (the “Company”), and U.S. Bank National Association, as trustee (the “Trustee”):

WHEREAS, the Company executed and delivered a base indenture, dated as of March 2, 2016 (the “Base Indenture, and, together with this Supplemental Indenture, as amended, supplemented or otherwise modified from time to time, the “Indenture”) to provide for, among other things, the issuance from time to time of the Company’s debt securities in one or more series as might be authorized under the Indenture;

WHEREAS, the Base Indenture provides that the Company may enter into an indenture supplemental to the Base Indenture to establish the form and terms of any series of Securities (as defined in the Base Indenture) as provided by Section 2.01 of the Base Indenture;

WHEREAS, the Company desires to enter into this Supplemental Indenture to provide for the establishment of three series of Securities to be known as (i) the 3.400% Senior Notes due 2020 (the “2020 Notes”), (ii) the 4.450% Senior Notes due 2028 (the “2028 Notes”) and (iii) the 5.000% Senior Notes due 2048 (the “2048 Notes” and, together with the 2020 Notes and the 2028 Notes, the “Notes”), respectively, the form, substance, terms, provisions and conditions of which are set forth in the Indenture;

WHEREAS, all acts and requirements necessary to make this Supplemental Indenture, when executed and delivered by the parties hereto, the legal, valid and binding obligations of the Company, in accordance with its terms, have been done.

NOW THEREFORE, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the holders of the Notes:

ARTICLE I

DEFINITIONS

SECTION 1.01.    Definitions of Terms.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Base Indenture. The following definitions supplement and, to the extent inconsistent with, replace the definitions in Article I of the Base Indenture with respect to the Notes:

“2020 Notes” has the meaning set forth in the recitals.

“2028 Notes” has the meaning set forth in the recitals.

“2048 Notes” has the meaning set forth in the recitals.

“Additional Notes” has the meaning set forth in Section 2.01.

“Applicable Law” has the meaning set forth in Section 6.08

“Attributable Debt” as used with respect to a Sale and Lease-Back Transaction of a Principal Property means, at the time of determination, the lesser of (1) the fair market value of the Principal Property leased (as determined in good faith by the Board of Directors of the Company) or (2) the present value of the total net amount of rent required to be paid under such lease during the remaining term thereof (including any period for which such lease has been extended), discounted at the rate of interest set forth or implicit in the terms of such lease, as determined in good faith by the Board of Directors of the Company, compounded semi-annually. In the case of any lease that is terminable by the lessee upon the payment of a penalty, such net amount shall be the lesser of (x) the net amount determined assuming termination upon the first date such lease may be terminated (in which case the net amount shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) and (y) the net amount determined assuming no such termination.

“Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or required by law or regulation to close.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s properties or assets and of the Subsidiaries’ properties or assets taken as a whole to any “person” (as that term is used in Section 13(d)(3) and Section 14(d)(2) of the Exchange Act) other than the Company or one of the Subsidiaries; (2) the adoption of a plan relating to the Company’s liquidation or dissolution; (3) the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any “person” (as defined in clause (1) above) becomes the beneficial owner (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock (measured by voting power rather than number of shares); or (4) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person immediately after giving effect to such transaction.

“Change of Control Offer” has the meaning set forth in Section 3.02.

“Change of Control Payment” has the meaning set forth in Section 3.02.

“Change of Control Payment Date” has the meaning set forth in Section 3.02.

“Change of Control Triggering Event” means, with respect to a series of Notes, the occurrence of both (1) a Change of Control and (2) a Ratings Event. Notwithstanding the

foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been completed.

“Comparable Treasury Issue” means the U.S. Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes of the applicable series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes of the applicable series.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Quotation Agent obtains fewer than four Reference Treasury Dealer Quotations, the average of all these quotations.

“Consolidated Net Tangible Assets” as used herein means, as of any particular time, the total of all the assets appearing on the most recent consolidated balance sheet of the Company and the Subsidiaries (less applicable reserves and other properly deductible items) after deducting therefrom: (i) all current liabilities, including current maturities of long-term debt and of obligations under capital leases; and (ii) the total of the net book values of all assets of the Company and the Subsidiaries properly classified as intangible assets under U.S. generally accepted accounting principles (including goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets).

“Debt” has the meaning set forth in Section 4.01(a).

“Frutarom” means Frutarom Industries Ltd.

“Investment Grade” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or, if applicable, the equivalent investment grade credit rating from any substitute Rating Agency selected by the Company.

“Lien” has the meaning set forth in Section 4.01(a).

“Merger” means the merger with Frutarom pursuant to the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger among the Company, Frutarom and Icon Newco Ltd, dated May 7, 2018.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Notes” has the meaning set forth in the recitals.

“Noteholder,” “holder,” “holder of Notes,” “registered holder,” or other similar term, means the Person or Persons in whose name or names a particular Note shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

“Person,” as used herein, means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company, government or any agency or political subdivision thereof or any other entity, and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Principal Property” means the land, improvements, building and fixtures (including any leasehold interest thereof) constituting the principal corporate office, any manufacturing plant or any manufacturing or research or engineering facility (whether owned at or acquired after the date of the Indenture) that is owned or leased by the Company or a Restricted Subsidiary, that is located within the continental United States and has a net book value at the time of the determination in excess of the greater of 10% of Consolidated Net Tangible Assets or $50 million, unless the Board of Directors has determined in good faith that such property is not material to the operation of the business conducted by the Company and the Subsidiaries taken as a whole, provided, however, that the Company’s corporate office located at 521 West 57th Street, New York, New York 10019-2960 shall not be deemed a Principal Property.

“Quotation Agent” means the Reference Treasury Dealer selected by the Company.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the applicable series of Notes or fails to make a rating of the applicable series of Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both as the case may be.

“Ratings Event” means the occurrence of the events described in (1) or (2) below on any date during the period commencing 60 days prior to the date of the public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (the “Trigger Period”), which Trigger Period shall be extended so long as the rating of Notes of the applicable series is under publicly announced consideration for possible downgrade by either of the Rating Agencies: (1) in the event such Notes are rated by both Rating Agencies as Investment Grade, the rating of such Notes shall be reduced so that the Notes of such series are rated below Investment Grade by both Rating Agencies, or (2) in the event the applicable series of Notes are rated Investment Grade by one Rating Agency and below Investment Grade by the other Rating Agency, the rating of the applicable series of Notes by either Rating Agency shall be decreased by one or more gradations (including gradations within rating categories, as well as between rating categories) so that such Notes are then rated below Investment Grade by both Rating Agencies.

“Redemption Notice Date” means the date on which the Trustee provides notice to the Holders of the Notes of a series of the occurrence of a Special Mandatory Redemption Event, which date shall be no later than five Business Days following receipt of notice from the Company of the occurrence of a Special Mandatory Redemption Event pursuant to Section 3.03(b) below, which notice the Company shall provide promptly but in no event later than five Business Days following the occurrence of a Special Mandatory Redemption Event.

“Reference Treasury Dealer” means (a) each of Morgan Stanley & Co. LLC; BNP Paribas Securities Corp, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC (or their respective Affiliates which are Primary Treasury Dealers (as defined below)), and their respective successors; provided, however, that if any of those entities ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) the Company will substitute for those entities another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Restricted Subsidiary” means any Subsidiary (i) substantially all of whose property is located within the continental United States, (ii) which owns a Principal Property and (iii) in which the Company’s investment exceeds 1% of the aggregate amount of assets included on a consolidated balance sheet of the Company and its Subsidiaries as of the end of the last fiscal quarter for which financial information is available. However, the term “Restricted Subsidiary” shall exclude any Subsidiary that is principally engaged in the leasing and financing of real property.

“Sale and Lease-Back Transaction” means any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property, whether owned at the date of this Indenture or thereafter acquired (excluding temporary leases of a term, including renewal periods, of not more than three years), that has been or is to be sold or transferred by the Company or any Restricted Subsidiary to such Person with the intention of taking back a lease of this property.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

“Special Mandatory Redemption Date” means the date on which the Notes will be redeemed pursuant to the occurrence of a Special Mandatory Redemption Event, which date will be the date that is 10 Business Days following the Redemption Notice Date.

“Special Mandatory Redemption Event” means an event in which (i) the closing of the Merger has not occurred at or before 5:00 p.m. (New York City time) on February 7, 2019 or (ii) the Merger Agreement is terminated at any time before 5:00 p.m. (New York City time) on February 7, 2019.

“Special Mandatory Redemption Price” means 101% of the aggregate principal amount of the applicable series of Notes, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“United States Person” means a citizen or individual resident of the United States, a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States, or any State thereof or the District of Columbia, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust (i) if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (ii) that validly elects to be treated as a U.S. person for U.S. federal income tax purposes.

ARTICLE II

THE NOTES

SECTION 2.01.    Designation and Terms of the Notes.

(a)    The Company hereby creates:

 (i)      one series of securities designated “3.400% Senior Notes due 2020” issued pursuant to this Supplemental Indenture;

 (ii)     one series of securities designated “4.450% Senior Notes due 2028” issued pursuant to this Supplemental Indenture; and

 (iii)    one series of securities designated “5.000% Senior Notes due 2048” issued pursuant to this Supplemental Indenture.

(b)    The aggregate principal amount of Notes of each series that may be authenticated and delivered under this Indenture is unlimited.

 (i)      The 2020 Notes shall be issued initially in an aggregate principal amount of $300,000,000.

 (ii)     The 2028 Notes shall be issued initially in an aggregate principal amount of $400,000,000.

 (iii)    The 2048 Notes shall be issued initially in an aggregate principal amount of $800,000,000.

(c)    The Company may, from time to time, without the consent of the holders of the Notes and in accordance with this Indenture, create and issue additional Notes of a series ranking equally and ratably with, having the same terms and conditions as, the applicable series of Notes in all respects (other than the original issuance date, the issue price and, under certain circumstances, the first payment of interest) (“Additional Notes”) so as to form a single series with such Notes, including for purposes of voting and redemptions, provided that any such Additional Notes are issued pursuant to a “qualified reopening” of the applicable series of Notes, are otherwise treated as part of the same “issue” of debt instruments as such Notes or are issued with no more than a de minimis amount of original discount, in each case for U.S. federal income tax purposes.

(d)    Unless previously redeemed or repurchased in accordance with Article III of this Supplemental Indenture:

 (i)      the 2020 Notes will become due and payable on September 25, 2020;

 (ii)     the 2028 Notes will become due and payable on September 26, 2028; and

 (iii)    the 2048 Notes will become due and payable on September 26, 2048.

(e)    (i) The 2020 Notes will bear interest at the rate of 3.400% per annum, (ii) the 2028 Notes will bear interest at the rate of 4.450% per annum and (iii) the 2048 Notes will bear interest at the rate of 5.000% per annum, in each case computed on the basis of a 360-day year comprised of twelve 30-day months.

(f)    The Interest Payment Date shall be:

(i)     in the case of the 2020 Notes, March 25 and September 25 of each calendar year, beginning on March 25, 2019, to holders of record at the close of business on March 10 and September 10 (whether or not that date is a Business Day), as the case may be, immediately preceding such Interest Payment Date (each such date, a “Regular Record Date”) and on the Maturity; and

(ii)    in the case of each of the 2028 Notes and the 2048 Notes, March 26 and September 26 of each calendar year, beginning on March 26, 2019, to holders of record at the close of business on March 11 and September 11 (whether or not that date is a Business Day), as the case may be, immediately preceding such Interest Payment Date (each such date, a “Regular Record Date”) and on the Maturity.

Interest on each series of Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance.

SECTION 2.02.    Currency and Denomination.

(a)    The Notes shall be issued in minimum denominations of $2,000 and in integral multiples of $1,000 above that amount.

(b)    Principal of, and premium, if any, and interest on the Notes shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt.

SECTION 2.03.    Form of Notes.

(a)    The Notes shall be issued in the form of one or more Global Securities, substantially in the forms set forth in Exhibits A-1, A-2 and A-3, and deposited with, or on behalf of DTC and shall be registered in the name of Cede & Co., as nominee of DTC.

(b)    The provisions of the Base Indenture (including, but not limited to, Section 2.11 of the Base Indenture) relating to Global Securities shall apply to the Notes.

(c)    Any holder of a Global Security shall, by acceptance of such Global Security, agree that the transfers of beneficial interests in such Global Security may be effected only through book-entry procedures maintained by DTC, and that, except as provided for in Section 2.11 of the Base Indenture, ownership of a beneficial interest in the Notes represented thereby shall be required to be reflected in book-entry form. Transfers of a Global Security shall be limited to transfers in whole and not in part, to DTC, its successors and their respective nominees. Interests of beneficial owners in a Global Security shall be transferred in accordance with the rules and procedures of DTC or its successors.

SECTION 2.04.    Registrar and Paying Agent.

The Company has initially appointed the Trustee as the Paying Agent and the Registrar for the Notes.

SECTION 2.05.    Place of Payment; Transfer and Exchange.

The place or places where payments will be made, where the Notes may be surrendered for registration of transfer, exchange or redemption and where notices may be given to the Company in respect of the Notes will initially be the Corporate Trust Office of the Trustee; provided, however, that the payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register.

SECTION 2.06.    No Sinking Fund.

There shall be no sinking fund with respect to the Notes.

SECTION 2.07.    No Guarantee.

The Notes shall not be guaranteed by any Subsidiaries of the Company or other Person.

ARTICLE III

REDEMPTION AND REPURCHASE OF THE NOTES

SECTION 3.01.    Optional Redemption by the Company.

The Company at its option may, at any time, redeem the 2020 Notes, the 2028 Notes and the 2048 Notes, in whole or in part, upon payment of a redemption price, calculated on the basis of a 360-day year consisting of twelve 30-day months, for the Notes to be redeemed (the “Redemption Price”) equal to:

(a)    prior to September 25, 2020, in the case of the 2020 Notes, June 26, 2028, in the case of the 2028 Notes, and March 26, 2048, in the case of the 2048 Notes, the greater of:

(i)     100% of the principal amount of such Notes to be redeemed on that Redemption Date; and

(ii)    the sum of the present values of the remaining scheduled payments of principal and interest on such Notes to be redeemed on that Redemption Date, excluding accrued and unpaid interest on the Redemption Date, discounted to the Redemption Date on a semi-annual basis based at the Treasury Rate, plus 10 basis points, in the case of the 2020 Notes, 25 basis points, in the case of the 2028 Notes, and 30 basis points, in the case of the 2048 Notes as determined by the Reference Treasury Dealer; or

(b)    on or after June 26, 2028, in the case of the 2028 Notes, and March 26, 2048, in the case of the 2048 Notes, 100% of the principal amount of such Notes to be redeemed on that Redemption Date;

plus, in each case, accrued and unpaid interest on such Notes being redeemed to, but excluding, the Redemption Date.

If less than all of the applicable series of Notes are to be redeemed, such Notes to be redeemed shall be selected by the Trustee, in accordance with the rules of DTC, by lot or in such other manner the Trustee deems to be fair and appropriate.

SECTION 3.02.    Offer to Repurchase Upon Change of Control Triggering Event.

(a)    Upon a Change of Control Triggering Event in respect of a series of Notes, unless the Company has previously exercised any right to redeem the Notes of such series pursuant to Section 3.01, each Noteholder of such series will have the right to require the Company to repurchase all or any part (in minimum denominations of $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes of such series pursuant to the offer described below (the “Change of Control Offer”) at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, on such Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following the date upon which the Change of Control Triggering Event occurs or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall mail a notice to each Noteholder (with a written copy of such notice to the Trustee) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being completed on or prior to the Change of Control Payment Date. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of such Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with this Section, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section by virtue of such conflicts.

(b)    The Company shall not be required to make a Change of Control Offer if a third party makes an offer to purchase the Notes at a purchase price equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest, if any, on such Notes to the date of purchase, in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Company and such third party purchases all such Notes properly tendered and not withdrawn under its offer.

(c)    On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all the Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all such Notes or portions of such Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of such Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to each holder of such Notes properly tendered the Change of Control Payment for such Notes, and the Trustee, upon receipt of a Company Request, shall promptly authenticate and mail (or cause to be transferred by book entry) to each holder of such Notes a new Note equal in principal amount to any unpurchased portion of such Notes surrendered by such holder, if any, in denominations as set forth in this Supplemental Indenture.

SECTION 3.03.    Special Mandatory Redemption.

(a)    Upon the occurrence of a Special Mandatory Redemption Event, the Company shall redeem all outstanding Notes at the Special Mandatory Redemption Price on the date set forth in clause (b) below.

(b)    If a Special Mandatory Redemption Event has occurred, the Company will promptly (but in no event later than five Business Days following the occurrence of such Special Mandatory Redemption Event) provide written notice to the Trustee, and the Trustee shall deliver such notice to each registered Holder of such Notes within five Business Days following receipt of such notice from the Company which notice shall specify the Special Mandatory Redemption Date. If funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to but excluding the Special Mandatory Redemption Date, such Notes will cease to bear interest and all rights of the holders under such Notes shall terminate (other than in respect of the right to receive the Special Mandatory Redemption Price, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date). Prior to the opening of business on the Special Mandatory Redemption Date, the Company shall deposit with the Paying Agent, or the Trustee, funds sufficient to pay the Special Mandatory Redemption Price for the Notes. Upon the occurrence of the closing of the Merger, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

(c)    The provisions of Article III of the Base Indenture shall apply to such Special Mandatory Redemption except to the extent inconsistent with the terms hereof.

ARTICLE IV

COVENANTS

SECTION 4.01.    Additional Covenants.

In addition to those covenants set forth in Article IV of the Base Indenture, the Company shall comply with the following covenants:

(a)    Limitation on Liens. The Company agrees that it will not, nor will it permit any Restricted Subsidiaries to, issue, incur, create, assume or guarantee any debt for borrowed money, collectively referred to as “Debt,” secured by any mortgage, deed of trust, security interest, pledge, lien, charge or other encumbrance, each a “Lien” and collectively “Liens,” upon any Principal Property or shares of stock (or other equivalents of or interests in equity) or indebtedness of a Restricted Subsidiary without in any such case providing concurrently with the issuance, incurrence, creation, assumption or guaranty of such secured Debt, or the grant of such Lien, that the Notes of each series (together with, at the Company’s option, any other indebtedness of or guarantee by the Company ranking equally with the Notes of each series) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured Debt. The foregoing restriction, however, will not apply to:

(1)    Liens on property, shares of stock or indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary, provided that such Liens are not created in anticipation of the transaction in which such Person becomes a Restricted Subsidiary;

(2)    Liens on property acquired by the Company or a Restricted Subsidiary existing at the time of acquisition by the Company or a Restricted Subsidiary;

(3)    Liens on property acquired by the Company or a Restricted Subsidiary and created prior to, at the time of, or within 180 days after the acquisition thereof, or the completion of construction, the completion of improvements or the commencement of substantial commercial operation of such property, for the purpose of financing all or any part of the purchase price thereof, such construction or the making of such improvements;

(4)    Liens to secure indebtedness owing to the Company or a Restricted Subsidiary;

(5)    Liens existing on the date of the initial issuance of the Notes of such series;

(6)    Liens on property, shares of stock or indebtedness of a Person existing at the time such Person is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of all or substantially all of the properties of a Person as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary, provided that such Lien was not incurred in contemplation of such merger or consolidation or sale, lease or other disposition;

(7)    Liens in favor of the United States of America or any state, territory or possession thereof (or the District of Columbia), or any department, agency, instrumentality or political subdivision of the United States of America or any state, territory or possession thereof (or the District of Columbia) to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such liens; or

(8)    extensions, renewals or replacements of any Lien referred to in the foregoing clauses (1) through (7) or of any Debt secured thereby; provided, however, that such extension, renewal or replacement Lien shall secure no larger an amount of Debt than that existing at the time of such extension, renewal or replacement.

(b)    Notwithstanding the restrictions in Section 4.01(a), the Company or a Restricted Subsidiary may issue, incur, create, assume or guarantee Debt secured by a Lien which would otherwise be subject to the foregoing restrictions, without equally and ratably securing the Notes of such series, provided that after giving effect thereto, the aggregate amount of all Debt so secured by Liens (not including Liens permitted under clauses (1) through (8) above) does not exceed the greater of (1) 15% of Consolidated Net Tangible Assets or (2) $100 million.

SECTION 4.02.    Limitations on Sale and Lease-Back Transactions.

(a)    The Company covenants that it will not, nor will it allow the Restricted Subsidiaries to, enter into, any Sale and Lease-Back Transaction with respect to any Principal Property, other than any such transaction involving a lease for a term of not more than three years or any such transaction between the Company and one of the Restricted Subsidiaries or between Restricted Subsidiaries, unless at the effective time of such transaction:

(1)    the Company or the Restricted Subsidiary would be entitled, pursuant to the covenant relating to Limitation on Liens set forth in Section 4.01, without equally and ratably securing the Notes of each series, to incur Debt secured by a Lien on the Principal Property involved in such transaction in an amount at least equal to the Attributable Debt with respect to such Sale and Lease-Back Transaction; or

(2)    the Company or the Restricted Subsidiary applies, within 180 days of the effective date of the Sale and Lease-Back Transaction, an amount equal to the greater of (i) the net proceeds of such sale or (ii) the Attributable Debt with respect to such Sale and Lease-Back Transaction, to either, or a combination of, (x) the prepayment or retirement, other than any mandatory retirement, mandatory prepayment or sinking fund payment or payment at Maturity, of debt for borrowed money of the Company or a Restricted Subsidiary, other than debt subordinate to the Notes of each series or debt to the Company or a Restricted Subsidiary, that matures more than 12 months after its creation or (y) the purchase, construction or development of other comparable property.

ARTICLE V

DEFEASANCE

SECTION 5.01.    General. The defeasance provisions under Article XI of the Base Indenture shall be applicable to each series of Notes.

SECTION 5.02.    Other Coin or Currency Units. Pursuant to Section 11.07 of the Base Indenture, the coin or currency unit to be deposited with the Paying Agent under the provisions of Article XI of the Base Indenture shall be such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts.

ARTICLE VI

MISCELLANEOUS

SECTION 6.01.    Ratification of Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided. The provisions of this Supplemental Indenture shall, subject to the terms hereof, supersede the provisions of the Base Indenture to the extent the Base Indenture is inconsistent herewith.

SECTION 6.02.    Counterparts. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Signatures of the parties hereto transmitted by facsimile or PDF may be used in lieu of the originals shall be deemed to be their original signatures for all purposes.

SECTION 6.03.    Separability. In case any provision contained in this Supplemental Indenture or in the Notes of each series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes of each series, but this Supplemental Indenture and the Notes of each series shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 6.04.    Governing Law; Jury Trial Waiver. This Supplemental Indenture and the Notes of each series shall be governed by and construed in accordance with the laws of the State of New York.

EACH OF THE COMPANY, THE TRUSTEE AND EACH HOLDER, BY ITS ACCEPTANCE OF A NOTE, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 6.05.    Conflicts with Trust Indenture Act. If and to the extent that any provision of this Supplemental Indenture limits, qualifies or conflicts with a provision required under the terms of the Trust Indenture Act, such Trust Indenture Act provision shall control.

SECTION 6.06.    Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 6.07.    Effect on Successors and Assigns.

All the covenants, stipulations, promises and agreements in this Supplemental Indenture contained by or on behalf of the Company shall bind their respective successors and assigns, whether so expressed or not.

SECTION 6.08.    Patriot Act.

In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States (“Applicable Law”), the Trustee is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Trustee. Accordingly, the Company agrees to provide to the Trustee, upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Trustee to comply with Applicable Law.

SECTION 6.09.    Trustee Disclaimer; Incorporation by Reference. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

The rights, protections, indemnities and immunities of the Trustee and its agents as enumerated under the Base Indenture are incorporated by reference into this Supplemental Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed all as of the day and year first above written.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ John Taylor
Name: John Taylor Title: Treasurer

U.S. BANK NATIONAL ASSOCIATION as Trustee

By:	/s/ Beverly Freeney
Name: Beverly Freeney Title: Vice President

Exhibit A-1

[FORM OF 3.400% NOTE DUE 2020]

(Face of Note)

THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, HAS AN INTEREST HEREIN.

International Flavors & Fragrances Inc.

3.400% Senior Notes due 2020

No. 1	CUSIP NO. 459506 AJ0
ISIN NO. US459506AJ06

    $300,000,000

    as revised by “Exchanges of Interests in

the Global Note,” attached hereto

International Flavors & Fragrances Inc., a corporation duly organized and existing under the laws of the State of New York (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee of The Depository Trust Company, or registered assigns, the principal sum of $300,000,000 Dollars, or such greater or lesser amount set forth on “Exchanges of Interests in the Global Note,” attached hereto, on September 25, 2020 and to pay interest thereon from September 26, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 25 and Septemer 25 in each year, commencing March 25, 2019, at the rate of 3.400% per annum, until the principal hereof is paid or made available for payment; provided that any principal and any such installment of interest that is overdue shall bear interest at the rate of 3.400% per annum (to the extent that payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The interest so payable, and punctually paid or duly provided for (except for Defaulted Interest), on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be on March 10 and September (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date even if the Notes are cancelled, repurchased or redeemed after the Regular Record Date and on or before the Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The term “Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or required by law or regulation to close.

Payments in respect of the Notes (including principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by the Depositary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: September 26, 2018

[CORPORATE SEAL]

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:
Name:
Title:

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: September 26, 2018

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(Reverse of Note)

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of March 2, 2016 (the “Base Indenture”) and the Fifth Supplemental Indenture relating to the Notes, dated as of September 26, 2018 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture). This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $300,000,000. Reference is hereby made to the Indenture and all indentures supplemental thereto or Officer’s Certificates for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Notes are subject to redemption prior to the stated maturity at any time, as a whole or from time to time, in part, at the election of the Company, at a Redemption Price, calculated on the basis of a 360-day year consisting of twelve 30-day months, equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed on that Redemption Date and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed on that Redemption Date, excluding accrued and unpaid interest on the Redemption Date, discounted to the Redemption Date on a semi-annual basis based at the Treasury Rate, plus 10 basis points, as determined by the Reference Treasury Dealer. Notwithstanding the foregoing, installments of interest that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable to the holders of such Notes as of the close of business on the relevant Regular Record Date referred to on the face hereof, all as provided in the Indenture.

Notice of any redemption will be mailed at least 30 days, but not more than 60 days, before the Redemption Date to each holder of Notes. If the Company elects to redeem fewer than all of the Notes, the Notes to be redeemed shall be selected by the Trustee, in accordance with the rules of DTC, by lot or in such other manner the Trustee deems to be fair and appropriate.

In the event of redemption or repurchase of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the cancellation hereof.

Upon a Change of Control Triggering Event, unless the Company has previously exercised any right to redeem the Notes, each Noteholder will have the right to require the Company to repurchase all or any part (in minimum denominations of $2,000 or an integral multiple of $1,000 in excess thereof) of such holder’s Notes pursuant to the offer described below (the “Change of Control Offer”) at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following the date upon which the Change of Control Triggering Event occurs or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall mail a notice to each Noteholder (with a written copy of such notice to the Trustee) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being completed on or prior to the Change of Control Payment Date. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes or the Indenture, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under such Change of Control Triggering Event provisions by virtue of such conflicts.

If the closing of the merger of the Company with Frutarom Industries Ltd. (the “Merger”) pursuant to the Agreement and Plan of Merger among the Company, Frutarom Industries Ltd. and Icon Newco Ltd, dated May 7, 2018 (the “Merger Agreement”) has not occurred on or prior to February 7, 2019, or if, prior to such date, the Merger Agreement is terminated (each, a “Special Mandatory Redemption Event”), the provisions set forth below will be applicable. Upon the occurrence of a Special Mandatory Redemption Event, the Company will be required to redeem the Notes in whole at a special mandatory redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of such Notes to, but excluding, the Special Mandatory Redemption Date (as defined below). If a Special Mandatory Redemption Event has occurred, the Company will promptly (but in no event later than five Business Days following the occurrence of such Special Mandatory Redemption Event) provide written notice to the Trustee, and the Trustee shall deliver such notice to each registered Holder of such Notes within five Business Days following receipt of such notice from the Company (the date on which such notification is distributed, the “Redemption Notice Date”), which notice shall specify the date on which the Notes will be redeemed, which date will be the date that is 10 Business Days following the Redemption Notice Date (the “Special Mandatory Redemption Date”). If funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to but excluding the Special Mandatory Redemption Date, such Notes will cease to bear interest and all rights of the holders under such Notes shall terminate (other than in respect of the right to receive the Special Mandatory Redemption Price, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date). Prior to the opening of business on the Special Mandatory Redemption Date, the Company shall deposit with the Paying Agent, or the Trustee, funds sufficient to pay the Special Mandatory Redemption Price for the Notes. Upon the occurrence of the closing of the Merger, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

The Trustee shall not have any duty to calculate, or confirm the calculation of, any premium payment due on the Notes, all such calculations to be performed by the Company.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain affirmative or restrictive covenants and Events of Default with respect to this Note, in each case, upon compliance with certain conditions set forth in the Indenture. There shall be no sinking fund with respect to the Notes.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification or waiver of the rights and obligations of the Company and the rights of the holders of the Notes to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of a majority in aggregate principal amount of the Notes at the time Outstanding to be affected. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Notes at the time Outstanding, on behalf of the holders of all of the Notes, to waive compliance with certain provisions of the Indenture and certain past Defaults (other than with respect to nonpayment or in respect of a provision that cannot be amended without the written consent of each Noteholder affected) under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such Noteholder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Noteholder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than 25% in aggregate principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee satisfactory indemnity, and the Trustee shall not have received from the holders of a majority in aggregate principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Noteholder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of the Notes of like tenor of a different authorized denomination, as requested by the Noteholder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                                       agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:	Your Name:
(Print your name exactly as it appears on the face of this Note)

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a definitive Note, or exchanges of a part of another Global Note or definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Note Custodian

Exhibit A-2

[FORM OF 4.450% NOTE DUE 2028]

(Face of Note)

THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, HAS AN INTEREST HEREIN.

International Flavors & Fragrances Inc.

4.450% Senior Notes due 2028

No. 1	CUSIP NO. 459506 AK7
ISIN NO. US459506AK78

    $400,000,000

    as revised by “Exchanges of Interests in

the Global Note,” attached hereto

International Flavors & Fragrances Inc., a corporation duly organized and existing under the laws of the State of New York (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee of The Depository Trust Company, or registered assigns, the principal sum of $400,000,000 Dollars, or such greater or lesser amount set forth on “Exchanges of Interests in the Global Note,” attached hereto, on September 26, 2028 and to pay interest thereon from September 26, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 26 and September 26 in each year, commencing March 26, 2019, at the rate of 4.450% per annum, until the principal hereof is paid or made available for payment; provided that any principal and any such installment of interest that is overdue shall bear interest at the rate of 4.450% per annum (to the extent that payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The interest so payable, and punctually paid or duly provided for (except for Defaulted Interest), on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be on March 11 and September 11 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date even if the Notes are cancelled, repurchased or redeemed after the Regular Record Date and on or before the Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The term “Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or required by law or regulation to close.

Payments in respect of the Notes (including principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by the Depositary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: September 26, 2018

[CORPORATE SEAL]

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:
Name:
Title:

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: September 26, 2018

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(Reverse of Note)

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of March 2, 2016 (the “Base Indenture”) and the Fifth Supplemental Indenture relating to the Notes, dated as of September 26, 2018 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture). This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $400,000,000. Reference is hereby made to the Indenture and all indentures supplemental thereto or Officer’s Certificates for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Notes are subject to redemption prior to the stated maturity at any time, as a whole or from time to time, in part, at the election of the Company, at a Redemption Price, calculated on the basis of a 360-day year consisting of twelve 30-day months, equal to (a) prior to June 26, 2028, the greater of (1) 100% of the principal amount of the Notes to be redeemed on that Redemption Date and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed on that Redemption Date, excluding accrued and unpaid interest on the Redemption Date, discounted to the Redemption Date on a semi-annual basis based at the Treasury Rate, plus 25 basis points, as determined by the Reference Treasury Dealer, or (b) on or after June 26, 2028, 100% of the principal amount of the Notes to be redeemed on that Redemption Date. Notwithstanding the foregoing, installments of interest that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable to the holders of such Notes as of the close of business on the relevant Regular Record Date referred to on the face hereof, all as provided in the Indenture.

Notice of any redemption will be mailed at least 30 days, but not more than 60 days, before the Redemption Date to each holder of Notes. If the Company elects to redeem fewer than all of the Notes, the Notes to be redeemed shall be selected by the Trustee, in accordance with the rules of DTC, by lot or in such other manner the Trustee deems to be fair and appropriate.

In the event of redemption or repurchase of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the cancellation hereof.

Upon a Change of Control Triggering Event, unless the Company has previously exercised any right to redeem the Notes, each Noteholder will have the right to require the Company to repurchase all or any part (in minimum denominations of $2,000 or an integral multiple of $1,000 in excess thereof) of such holder’s Notes pursuant to the offer described below (the “Change of Control Offer”) at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following the date upon which the Change of Control Triggering Event occurs or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall mail a notice to each Noteholder (with a written copy of such notice to the Trustee) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being completed on or prior to the Change of Control Payment Date. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes or the Indenture, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under such Change of Control Triggering Event provisions by virtue of such conflicts.

If the closing of the merger of the Company with Frutarom Industries Ltd. (the “Merger”) pursuant to the Agreement and Plan of Merger among the Company, Frutarom Industries Ltd. and Icon Newco Ltd, dated May 7, 2018 (the “Merger Agreement”) has not occurred on or prior to February 7, 2019, or if, prior to such date, the Merger Agreement is terminated (each, a “Special Mandatory Redemption Event”), the provisions set forth below will be applicable. Upon the occurrence of a Special Mandatory Redemption Event, the Company will be required to redeem the Notes in whole at a special mandatory redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of such Notes to, but excluding, the Special Mandatory Redemption Date (as defined below). If a Special Mandatory Redemption Event has occurred, the Company will promptly (but in no event later than five Business Days following the occurrence of such Special Mandatory Redemption Event) provide written notice to the Trustee, and the Trustee shall deliver such notice to each registered Holder of such Notes within five Business Days following receipt of such notice from the Company (the date on which such notification is distributed, the “Redemption Notice Date”), which notice shall specify the date on which the Notes will be redeemed, which date will be the date that is 10 Business Days following the Redemption Notice Date (the “Special Mandatory Redemption Date”). If funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to but excluding the Special Mandatory Redemption Date, such Notes will cease to bear interest and all rights of the holders under such Notes shall terminate (other than in respect of the right to receive the Special Mandatory Redemption Price, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date). Prior to the opening of business on the Special Mandatory Redemption Date, the Company shall deposit with the Paying Agent, or the Trustee, funds sufficient to pay the Special Mandatory Redemption Price for the Notes. Upon the occurrence of the closing of the Merger, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

The Trustee shall not have any duty to calculate, or confirm the calculation of, any premium payment due on the Notes, all such calculations to be performed by the Company.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain affirmative or restrictive covenants and Events of Default with respect to this Note, in each case, upon compliance with certain conditions set forth in the Indenture. There shall be no sinking fund with respect to the Notes.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification or waiver of the rights and obligations of the Company and the rights of the holders of the Notes to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of a majority in aggregate principal amount of the Notes at the time Outstanding to be affected. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Notes at the time Outstanding, on behalf of the holders of all of the Notes, to waive compliance with certain provisions of the Indenture and certain past Defaults (other than with respect to nonpayment or in respect of a provision that cannot be amended without the written consent of each Noteholder affected) under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such Noteholder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Noteholder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than 25% in aggregate principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee satisfactory indemnity, and the Trustee shall not have received from the holders of a majority in aggregate principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Noteholder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of the Notes of like tenor of a different authorized denomination, as requested by the Noteholder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                                       agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:	Your Name:
(Print your name exactly as it appears on the face of this Note)

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a definitive Note, or exchanges of a part of another Global Note or definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Note Custodian

Exhibit A-3

[FORM OF 5.000% NOTE DUE 2048]

(Face of Note)

THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, HAS AN INTEREST HEREIN.

International Flavors & Fragrances Inc.

5.000% Senior Notes due 2048

No. [ ]	CUSIP NO. 459506 AL5
ISIN NO. US459506AL51

    $[            ]

as revised by “Exchanges of Interests in

the Global Note,” attached hereto

International Flavors & Fragrances Inc., a corporation duly organized and existing under the laws of the State of New York (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee of The Depository Trust Company, or registered assigns, the principal sum of [            ] Dollars, or such greater or lesser amount set forth on “Exchanges of Interests in the Global Note,” attached hereto, on September 26, 2048 and to pay interest thereon from September September 26, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 26 and September 26 in each year, commencing March 26, 2019, at the rate of 5.000% per annum, until the principal hereof is paid or made available for payment; provided that any principal and any such installment of interest that is overdue shall bear interest at the rate of 5.000% per annum (to the extent that payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The interest so payable, and punctually paid or duly provided for (except for Defaulted Interest), on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be on March 11 and September 11 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date even if the Notes are cancelled, repurchased or redeemed after the Regular Record Date and on or before the Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The term “Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or required by law or regulation to close.

Payments in respect of the Notes (including principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by the Depositary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: September 26, 2018

[CORPORATE SEAL]

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:
Name:
Title:

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: September 26, 2018

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(Reverse of Note)

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of March 2, 2016 (the “Base Indenture”) and the Fifth Supplemental Indenture relating to the Notes, dated as of September 26, 2018 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture). This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $[•]. Reference is hereby made to the Indenture and all indentures supplemental thereto or Officer’s Certificates for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Notes are subject to redemption prior to the stated maturity at any time, as a whole or from time to time, in part, at the election of the Company, at a Redemption Price, calculated on the basis of a 360-day year consisting of twelve 30-day months, equal to (a) prior to March 26, 2048, the greater of (1) 100% of the principal amount of the Notes to be redeemed on that Redemption Date and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed on that Redemption Date, excluding accrued and unpaid interest on the Redemption Date, discounted to the Redemption Date on a semi-annual basis based at the Treasury Rate, plus 30 basis points, as determined by the Reference Treasury Dealer, or (b) on or after March 26, 2048, 100% of the principal amount of the Notes to be redeemed on that Redemption Date. Notwithstanding the foregoing, installments of interest that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable to the holders of such Notes as of the close of business on the relevant Regular Record Date referred to on the face hereof, all as provided in the Indenture.

Notice of any redemption will be mailed at least 30 days, but not more than 60 days, before the Redemption Date to each holder of Notes. If the Company elects to redeem fewer than all of the Notes, the Notes to be redeemed shall be selected by the Trustee, in accordance with the rules of DTC, by lot or in such other manner the Trustee deems to be fair and appropriate.

In the event of redemption or repurchase of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the cancellation hereof.

Upon a Change of Control Triggering Event, unless the Company has previously exercised any right to redeem the Notes, each Noteholder will have the right to require the Company to repurchase all or any part (in minimum denominations of $2,000 or an integral multiple of $1,000 in excess thereof) of such holder’s Notes pursuant to the offer described below (the “Change of Control Offer”) at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following the date upon which the Change of Control Triggering Event occurs or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall mail a notice to each Noteholder (with a written copy of such notice to the Trustee) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being completed on or prior to the Change of Control Payment Date. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes or the Indenture, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under such Change of Control Triggering Event provisions by virtue of such conflicts.

If the closing of the merger of the Company with Frutarom Industries Ltd. (the “Merger”) pursuant to the Agreement and Plan of Merger among the Company, Frutarom Industries Ltd. and Icon Newco Ltd, dated May 7, 2018 (the “Merger Agreement”) has not occurred on or prior to February 7, 2019, or if, prior to such date, the Merger Agreement is terminated (each, a “Special Mandatory Redemption Event”), the provisions set forth below will be applicable. Upon the occurrence of a Special Mandatory Redemption Event, the Company will be required to redeem the Notes in whole at a special mandatory redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of such Notes to, but excluding, the Special Mandatory Redemption Date (as defined below). If a Special Mandatory Redemption Event has occurred, the Company will promptly (but in no event later than five Business Days following the occurrence of such Special Mandatory Redemption Event) provide written notice to the Trustee, and the Trustee shall deliver such notice to each registered Holder of such Notes within five Business Days following receipt of such notice from the Company (the date on which such notification is distributed, the “Redemption Notice Date”), which notice shall specify the date on which the Notes will be redeemed, which date will be the date that is 10 Business Days following the Redemption Notice Date (the “Special Mandatory Redemption Date”). If funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to but excluding the Special Mandatory Redemption Date, such Notes will cease to bear interest and all rights of the holders under such Notes shall terminate (other than in respect of the right to receive the Special Mandatory Redemption Price, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date). Prior to the opening of business on the Special Mandatory Redemption Date, the Company shall deposit with the Paying Agent, or the Trustee, funds sufficient to pay the Special Mandatory Redemption Price for the Notes. Upon the occurrence of the closing of the Merger, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

The Trustee shall not have any duty to calculate, or confirm the calculation of, any premium payment due on the Notes, all such calculations to be performed by the Company.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain affirmative or restrictive covenants and Events of Default with respect to this Note, in each case, upon compliance with certain conditions set forth in the Indenture. There shall be no sinking fund with respect to the Notes.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification or waiver of the rights and obligations of the Company and the rights of the holders of the Notes to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of a majority in aggregate principal amount of the Notes at the time Outstanding to be affected. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Notes at the time Outstanding, on behalf of the holders of all of the Notes, to waive compliance with certain provisions of the Indenture and certain past Defaults (other than with respect to nonpayment or in respect of a provision that cannot be amended without the written consent of each Noteholder affected) under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such Noteholder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Noteholder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than 25% in aggregate principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee satisfactory indemnity, and the Trustee shall not have received from the holders of a majority in aggregate principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Noteholder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of the Notes of like tenor of a different authorized denomination, as requested by the Noteholder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                                           agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:	Your Name:
(Print your name exactly as it appears on the face of this Note)

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a definitive Note, or exchanges of a part of another Global Note or definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Note Custodian